UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

ENDEV HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52961	20-3356659

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Lombard Street, Suite 700, Toronto, Ontario, Canada, M5C 2X3
(Address of Principal Executive Offices)

(416) 941-9069
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01	Regulation FD Disclosure

ITEM 9.01	Financial Statements and Exhibits

SIGNATURES

Exhibit 99.1

ITEM 7.01           REGULATION FD DISCLOSURE.

On April 24, 2013, EnDev Holdings Inc. (the “Company”) issued a press release announcing that it has entered into an Exclusivity Agreement and Non-Binding Letter of Intent (“LOI”) to purchase 100% of one of Latin America’s largest and most successful mobile content and services companies.  The parties intend to complete the purchase no later than July 31, 2013.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit No.	Document Description

99.1	Press Release issued April 24, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEV HOLDINGS INC.

April 24, 2013

/s/ Martin Doane_________
Martin Doane
President and Chief Executive Officer